PHONE1GLOBALWIDE, INC.

                            SUBSCRIPTION INSTRUCTIONS

                                       TO

                       REGULATION S SUBSCRIPTION AGREEMENT

1.      SUBSCRIPTION AGREEMENT.

READ THE SUBSCRIPTION AGREEMENT IN ITS ENTIRETY. It contains certain statements and certain representations required to be made by each subscriber. Complete, date and sign the Signature Page (page 12 of the Subscription Agreement) and return the executed Subscription Agreement, together with payment in full for the number of Shares subscribed for, to the Company at the address set forth in
Item 3 below.

2.      CERTIFICATE FOR CORPORATE, PARTNERSHIP, TRUST AND JOINT PURCHASERS.

If the purchaser is a corporation, partnership, trust or two or more individuals purchasing jointly, note the specific instructions that appear in the Certificate of Corporate, Partnership, Trust and Joint Purchasers. Please date and sign the Certificate.

3.      PAYMENT.

You will be required to submit the executed Signature Page and tender the correct purchase price by check (made payable to "Phone1Globalwide, Inc.") or wire transfer in order to complete your subscription. See Section 1 of the Subscription Agreement.

Deliver or mail Items 1, 2 and 3 to: Phone1Globalwide, Inc., 100 N. Biscayne Boulevard, Suite 2500, Miami, Florida 33132, Attention: Syed Naqvi, Chief Financial Officer.

ALL INFORMATION SHOULD BE TYPED OR PRINTED IN INK. ANY CORRECTIONS MUST BE INITIALED.


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                             PHONE1GLOBALWIDE, INC.

                       REGULATION S SUBSCRIPTION AGREEMENT

Phone1Globalwide, Inc.
100 N. Biscayne Boulevard, Suite 2500
Miami, Florida 33132

Attention:  Syed Naqvi, Chief Financial Officer

Gentlemen:

1. SUBSCRIPTION. The undersigned (the "Purchaser"), intending to be legally bound, hereby irrevocably agrees to purchase from Phone1Globalwide, Inc., a Delaware corporation (the "Company"), 11,061,946 shares of the Company's Common Stock, $.001 par value (the "Shares"), at a purchase price of US$1.13 per Share (for a total of US$12,500,000). The Purchaser acknowledges that prior to the execution hereof, the books and records of the Company, including financial information, have been made available and continue to be made available for inspection by the Purchaser at the offices of the Company.

2. PAYMENT. The Purchaser will, no later than September 30, 2003, make a wire transfer payment to "Phone1Globalwide, Inc." or deposit in a bank account of the Company, which shall be in the amount of US$12,500,000 for the Shares.

3. ACCEPTANCE OF SUBSCRIPTION. The Shares subscribed for herein shall not be deemed issued to or owned by the Purchaser until the purchase price for the Shares described in Section 2 above has been paid.

4.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

        (a) The Company (i) is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has the power and authority and possesses all franchises, permits, authorizations and approvals necessary to carry on its business as now being conducted and to own its property and assets, and (iii) has good and marketable title to its assets free and clear of any lien, except for liens that do not cause a material adverse effect in the condition of the Borrower, the Guarantor and its subsidiaries and except as set forth in filings with the United States Securities and Exchange Commission under the United States Securities Act of 1933, as amended (the "Securities Act") or the Securities Exchange Act of 1934 or any successor statute thereof (the "Exchange Act").

        (b) The Company has the power and authority to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Agreement. The


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Company has duly executed and delivered this  Agreement  which  constitutes  its legal, valid and binding obligation enforceable in accordance with their terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws relating to or limiting creditors' rights generally or by general equity principles.

        (c) Neither the execution, delivery or performance by the Company of this Agreement, nor compliance by it with the terms and provisions thereof (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality binding on the Company, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default in respect of the terms of any indenture, mortgage, deed or trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Company is a party or by which its properties or assets is bound or to which it may be subject.

        (d) When issued the Shares (i) will be duly and validly issued; (ii) will be fully paid and non-assessable and (iii) will be free and clear from any liens and the Company shall deliver to the Purchaser, certificate(s) representing the Shares.

5. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents, warrants, acknowledges and agrees as follows:

        (a) The Purchaser is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation.

        (b) The Purchaser has the power and authority to execute, deliver and perform the terms and provisions of this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Agreement. The Purchaser has duly executed and delivered this Agreement which constitutes its legal, valid and binding obligation enforceable in accordance with their terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws relating to or limiting creditors' rights generally or by general equity principles.

        (c) Neither the execution, delivery or performance by the Purchaser of this Agreement, nor compliance by it with the terms and provisions thereof (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality binding on the Company, (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default in respect of the terms of any indenture, mortgage, deed or trust, credit agreement, loan agreement or any other agreement, contract or instrument to which the Company is a party or by which its properties or assets is bound or to which it may be subject.


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

        (d) The offering and sale of the Shares is not registered under the Securities Act or any state securities laws. The Purchaser understands that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act by virtue of Regulation S thereof and Rules 901 through 905 and the Preliminary Notes of Regulation S, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement. The Purchaser further represents and warrants as follows:

               (i) Neither the undersigned nor any person or entity for whom the undersigned is acting as fiduciary is a U.S. Person. A "U.S. Person" means any one of the following:

               (A) any natural person resident in the United States;

               (B) any partnership or corporation organized or incorporated under the laws of the United States;

               (C) any estate of which any executor or administrator is a U.S. Person;

               (D) any trust of which any trustee is a U.S. Person;

               (E) any agency or branch of a foreign entity located in the United States;

               (F) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

               (G) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

               (H) any partnership or corporation if:

                      (1) organized or incorporated under the laws of any foreign jurisdiction; and

                      (2) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

The following are not "U.S. Persons":

               (A) Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. Person by a dealer or other


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professional fiduciary organized,  incorporated,  or (if an individual) resident in the United States;

               (B) Any estate of which any professional fiduciary acting as executor or administrator is a U.S. Person if:

                      (1) an executor or administrator of the estate who is not a U.S. Person has sole or shared investment discretion with respect to the assets of the estate; and

                      (2) the estate is governed by foreign law;

               (C) Any trust of which any professional fiduciary acting as trustee is a U.S. Person, if a trustee who is not a U.S. Person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. Person;

               (D) An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

               (E) Any agency or branch of a U.S. Person located outside the United States if:

                      (1) the agency or branch operates for valid business reasons; and

                      (2) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

               (F) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

"United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

               (ii) At the time the buy order for the Shares subscribed for hereunder was originated, the Purchaser was outside the United States and is outside of the United States as of the date of the execution and delivery of this Subscription Agreement. No offer to purchase the Shares was made in the United States.


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               (iii) The Purchaser will resell the Shares only in accordance with the provisions of Regulation S under the Securities Act (Rule 901 through Rule 905, and Preliminary Notes). Prior to the expiration of the distribution compliance period (as such term is defined in Rule 902 of the Securities Act), all offers and sales shall only be made in compliance with the safe harbor provided in Regulation S, pursuant to a registration under the Securities Act and applicable state securities laws. After the expiration of the distribution compliance period, all offers and sales shall be made only pursuant to a registration under the Securities Act and applicable state securities laws, or an available exemption therefrom.

               (iv) The Purchaser agrees not to engage in any hedging transactions with regard to the Company's securities unless in compliance with the Securities Act.

               (v) Neither the Purchaser nor any affiliates thereof will, directly or indirectly, maintain any short position in the Shares or any other securities of the Company for so long as any of the Shares are owned by the Purchaser.

               (vi) The Purchaser acknowledges that the Company will refuse to register any transfer of Shares not made in accordance with the provisions of Regulation S under the Securities Act, pursuant to a registration of Shares under the Securities Act, or pursuant to an available exemption from such registration.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY U.S. STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTION ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF SAID ACT (RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES), PURSUANT TO REGISTRATION UNDER SAID ACT AND SUCH LAWS, OR PURSUANT TO AN EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY U.S. STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THE SALE OF THE SHARES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

        (f) The Purchaser agrees that the purchase of the Shares is a long-term investment and that the Purchaser may have to bear the economic risk of the investment for an indefinite period of time because the Shares have not been registered under the Securities Act and may never be registered and cannot be resold, pledged, assigned or otherwise disposed of except (i) in accordance with the provisions of Regulation S under the Securities Act (Rules 901 through 905, and Preliminary Notes), (ii) pursuant to


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registration under the Securities Act and under applicable securities laws of certain U.S. states, (iii) pursuant to an available exemption from such registration or (iv) in circumstances in which said Securities Act and such laws do not apply.

        (g) The Purchaser and the Purchaser's attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the "Advisors"), have had the opportunity to ask questions of and review the information, including financial information, about the Company and have carefully reviewed any such documentation and understand the information contained therein.

        (h) Neither the United States Securities and Exchange Commission nor any state securities commission in the United States has approved the Shares, or passed upon or endorsed the merits of the purchase or sale of the Shares.

        (i) All documents, records and books pertaining to the investment in the Shares have been made available for inspection by such Purchaser and the Advisors, if any. The Purchaser and the Advisors, if any, have had a reasonable opportunity to ask questions of, and receive answers from, a person or persons acting on behalf of the Company concerning the offering of the Shares and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and the Advisors, if any. The Purchaser and the Advisors, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense and all documents received or reviewed in connection with the purchase of the Shares and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser or the Advisors, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to Purchaser's full satisfaction.

        (j) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as contained in documents or answers to questions so furnished by the Company to the Purchaser or the Advisors, if any.

        (k) The Purchaser is unaware of, is in no way relying on and did not become aware of the offering of the Shares through, or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio, the Internet or any other form of electronic media, in connection with the offering and sale of the Shares and is not subscribing for the Shares and did not become aware of the offering of the Shares through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a


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subscription by, a person not previously known to the Purchaser in connection with investments in securities generally.

        (l) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby.

        (m) The Purchaser or the Advisors, if any, have such knowledge and experience in financial, tax and business matters, and, in particular, investments in securities, so as to enable them to utilize the information made available to them in connection with the offering of the Shares to evaluate the merits and risks of an investment in the Shares and the Company and to make an informed investment decision with respect thereto. The Purchaser is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only his own Advisors, if any. The Purchaser represents, warrants and covenants that the Purchaser is an "Accredited Investor" within the meaning of Rule 501 of the Securities Act. In particular, if the Purchaser is an individual, the Purchaser qualifies as such pursuant to Subsections (a)(5) and (6) of Rule 501, which provides that an Accredited Investor shall include:

               "(5) any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000; and

               (6) any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year."

        (n) The Purchaser is acquiring the Shares solely for such Purchaser's own account for investment and not with a view towards resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Shares, and the Purchaser has no plans to enter into any such agreement or arrangement.

        (o) The Purchaser must bear the substantial economic risks of the investment in the Shares indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the certificates representing the Shares to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. It is not anticipated that there will be any market for resale of the Shares, and such Shares will not be freely transferable at any time in the foreseeable future.


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        (p) The Purchaser has adequate means of providing for such Purchaser's current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Shares for an indefinite period of time.

        (k) The Purchaser is aware that an investment in the Shares involves a number of very significant risks.

        (r) The Purchaser acknowledges that except for any rescission rights that may be provided under applicable laws, the Purchaser is not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive Purchaser's death or disability.

        (s) The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity, such entity was not formed for the specific purpose of acquiring the Shares, such entity is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, the consummation of the transactions contemplated hereby does not conflict with and will not result in a violation of applicable law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action and this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity enforceable in accordance with its terms; and (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, limited liability company, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, ward, trust, estate, corporation, limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity enforceable in accordance with its terms. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound.

        (t) The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or furnishes herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the purchase of the Shares. The Purchaser further represents and warrants that it will


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notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Shares.

        (u) The Purchaser has significant prior investment experience, including investment in non-listed and non-registered securities. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of Purchaser's net worth and financial circumstances and the purchase of the Shares will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser.

        (v) Within five (5) days after receipt of a request from the Company, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject.

6. INDEMNIFICATION. The Purchaser agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents, control persons and affiliates against all losses, liabilities, claims, damages, and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

7. BINDING EFFECT. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death, disability, bankruptcy or dissolution of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements and acknowledgements herein shall be deemed to be made by, and be binding upon, each such person and such person's heirs, executors, administrators, successors, legal representatives and permitted assigns.

8. MODIFICATION. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

9. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given: (a) if to Company, at the address set forth


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above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9). Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice or other communication given by any other means shall be deemed given at the time of receipt thereof.

10. ASSIGNABILITY. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Shares shall be made only in accordance with all applicable laws.

11. APPLICABLE LAW. This Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida relating to contracts entered into and to be performed wholly within such State. The Purchaser hereby irrevocably submits to the jurisdiction of the U.S. District Court for the Southern District of Florida or, if such Court lacks subject matter jurisdiction, in the state court of general jurisdiction in Dade County, Miami, Florida over any action or proceeding arising out of, or relating to, this Subscription Agreement or any agreement contemplated hereby, and the Purchaser hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such courts. The Purchaser further waives any objection to venue in such State and any objection to an action or proceeding in such State on the basis of inconvenient forum. THE PURCHASER AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS SUBSCRIPTION AGREEMENT, THE OFFER, SALE OR ACQUISITION OF THE SHARES OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

12. BLUE SKY QUALIFICATION. The purchase of Shares under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable Federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

13. USE OF PRONOUNS. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

14. CONFIDENTIALITY. The Purchaser acknowledges and agrees that any information or data it or its Advisors, if any, have acquired from or about the Company, not otherwise properly in the public domain, was received in strict confidence. The Purchaser agrees not to divulge, communicate or disclose, or permit its Advisors, if any, to disclose, except as may be required by law or for the performance of this, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any technical, trade or business


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secrets of the Company and any technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by, or given to, the Company about, or belonging to, third parties.

15. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties and agreements contained herein shall survive the delivery of, and the payment for, the Shares.

16.     MISCELLANEOUS.

        (a) This Agreement constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

        (b) The Purchaser's representations, warranties, agreements and acknowledgments made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Shares.

        (c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

        (d) This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

        (e) Each provision of this Subscription Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

        (f) Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.


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If the purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or
TRUST:

HISPANIC TELECOMMUNICATIONS
HOLDING S.A.                                  N/A
Name of Partnership,                          Federal Taxpayer
Corporation, Limited                          Identification Number (if any)
Liability Company or
Trust


Date:  September 30, 2003

By: Luxenbourg Corporation Company SA,
      as Managing Director


By: /s/ Valerie Ingelbrecht and
By: /s/ Guillaume Norkin-Saudax
    ------------------------------------
Name: Valerie Ingelbrecht and
      Guillaume Norkin-Saudax



Jurisdiction:  Luxembourg

Address:       9, Rue Schiller
               L-2519 Luxembourg

SUBSCRIPTION ACCEPTED AND AGREED TO
this 30 day of September, 2003

PHONE1GLOBALWIDE, INC.


By: /s/ Syed Naqvi
    -------------------------
    Syed Naqvi, CFO



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